UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – February 17, 2015
THE BANK OF NEW YORK MELLON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Wall Street New York, New York (Address of principal executive offices)	10286 (Zip code)
Registrant’s telephone number, including area code – (212) 495-1784

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 17, 2015, The Bank of New York Mellon Corporation (the “Company”) issued a news release announcing an adjustment to its financial results for the fourth quarter ended December 31, 2014, to include an additional after-tax litigation expense of $598 million in anticipation of the resolution of several previously disclosed matters, including substantially all of the foreign exchange-related actions. As a result of this litigation expense, we expect that there will be a significant decline in the Company's aggregate range of reasonably possible losses for legal proceedings for the quarter ended December 31, 2014.

At December 31, 2014, the Company's common equity Tier 1 ("CET1") ratio has been adjusted to 11.2% from 11.6% and the leverage capital ratio has been adjusted to 5.6% from 5.7%. The CET1 risk-based regulatory ratio is based on the Basel III components of capital, as phased-in, and asset risk-weightings using the Advanced Approach framework under the final rules released by the Board of Governors of the Federal Reserve System on July 2, 2013. The leverage capital ratio is based on Basel III components of capital and quarterly average total assets, as phased-in.

A copy of the news release, which amends and restates the earnings release issued on January 23, 2015, is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information included herein is to be considered “filed” under the Securities Exchange Act of 1934 and is incorporated by reference into all filings made by the Company under the Securities Act of 1933 and the Securities Exchange Act of 1934 that state that this Current Report on Form 8-K is incorporated therein by reference.

The information presented in this Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which may be expressed in a variety of ways, including the use of future or present tense language, relate to, among other things, expectations regarding the Company's estimate of reasonably possible losses for legal proceedings. These statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond the Company’s control). Factors that could cause the Company’s results to differ, possibly materially, can be found in the risk factors set forth in BNY Mellon’s Annual Report on Form 10-K for the year ended December 31, 2013 and its other filings with the Securities and Exchange Commission. All statements in this Current Report on Form 8-K speak only as of the date of this filing and BNY Mellon undertakes no obligation to update the information to reflect events or circumstances that arise after this filing or reflect the occurrence of unanticipated events, except as required by federal securities laws.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
(d)    EXHIBITS.
The following exhibit shall be deemed to be filed herewith:

Exhibit
Number	Description

99.1	News Release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)
Date: February 17, 2015	By: /s/ Craig T. Beazer
Name: Craig T. Beazer Title: Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	News Release.	Filed herewith